EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2018, is entered into by and among Dean Foods Company, a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto (collectively with the Borrower, the “Loan Parties” and each, a “Loan Party”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Required Lenders (as defined below).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrower, the Administrative Agent, the financial institutions and other persons party thereto as lenders from time to time (the “Lenders”) entered into that certain Credit Agreement, originally dated as of March 26, 2015 (as amended by that certain First Amendment to Credit Agreement and Limited Waiver, dated as of November 23, 2015, that certain Second Amendment to Credit Agreement, dated as of January 4, 2017 and as otherwise amended from time to time prior to the date hereof and in effect as of the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed that the Credit Agreement be amended, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendments to Credit Agreement . On the Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Section 6.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: The Borrower shall not permit the Total Net Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than the applicable ratio for such fiscal quarter set forth in the grid below:

Fiscal Quarter Ended	Applicable Total Leverage Ratio
September 30, 2018	4.25 to 1.00
December 31, 2018	4.25 to 1.00
March 31, 2019	5.00 to 1.00
June 30, 2019	5.50 to 1.00
September 30, 2019	5.25 to 1.00
Each fiscal quarter thereafter	4.25 to 1.00

Dean Foods – Third Amendment to
1    Credit Agreement

SECTION 2.Reference to and Effect on the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and on and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
(a)    The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(b)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
(c)    Each Loan Party party hereto hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (i) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Effective Date, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, (ii) the pledge and security interest in the Collateral granted by it pursuant to the Security Agreement (including any and all supplements thereto), to which it is a party shall continue in full force and effect and (iii) such pledge and security interest in the Collateral granted by it pursuant to such Security Agreement (including any and all supplements thereto), shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
SECTION 3.Conditions of Effectiveness. This Amendment shall become effective on and as of the first date on which the following conditions shall have been satisfied or waived by each applicable party (the “Effective Date”):
(a)    The Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Administrative Agent, the Required Lenders and the Borrower.
(b)    Consent Fee. The Administrative Agent shall have received from the Borrower, for the account of each Lender party hereto that delivers, unconditionally, its executed signature page to this Third Amendment by no later than 5:00 p.m. (New York time) on November 5, 2018 (the “Consent Delivery Date”), subject to the occurrence of sufficient lender consents being received to reach the Required Lender threshold, a consent fee in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender as in effect on the Consent Delivery Date, which

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shall be earned, due and payable on, and subject to the occurrence of, the Amendment Effective Date.
(c)    The Borrower shall have paid or reimbursed the Administrative Agent for all reasonable and documented out-of-pocket expenses (including, without limitation, the reasonable and documented fees and out-of-pocket expenses and disbursements of Shearman & Sterling LLP, counsel to the Administrative Agent), which shall have been incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and for which invoices have been presented at least two Business Days prior to the Effective Date.
(d)    The representations and warranties of the Borrower contained in Section 4 of this Amendment shall be true and correct in all material respects on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(e)    At the time of and immediately after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 4.Representations and Warranties. Each of the Borrower and the other Loan Parties party hereto hereby represents and warrants to the Administrative Agent and the Lenders party hereto that:
(a)    on and as of the date hereof (i) it has all requisite corporate power and authority to enter into, execute and deliver this Amendment and perform its obligations under the Amended Credit Agreement, and (ii) this Amendment has been duly authorized, executed and delivered by it;
(b)    this Amendment, and the Amended Credit Agreement, constitute legal, valid and binding obligations of each of the Borrower or such Loan Party, enforceable against it in accordance with their respective terms, subject to (i) the applicable Debtor Relief Laws, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing; and
(c)    no Default or Event of Default has occurred and is continuing on and as of the Effective Date. The representations and warranties of the Borrower set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

SECTION 5.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7.WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF, the parties have caused this Third Amendment to Credit Agreement to be executed by their respective authorized officers or other authorized signatories.

DEAN FOODS COMPANY,
as Borrower

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

ALTA-DENA CERTIFIED DAIRY, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

BERKELEY FARMS, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

COUNTRY FRESH, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN DAIRY HOLDINGS, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN EAST, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

DEAN EAST II, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN FOODS NORTH CENTRAL, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN FOODS OF WISCONSIN, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN HOLDING COMPANY,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN INTELLECTUAL PROPERTY SERVICES II, INC.,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

DEAN MANAGEMENT, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN SERVICES, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN TRANSPORTATION, INC.,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN WEST, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

DEAN WEST II, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

DIPS LIMITED PARTNER II
as a Guarantor

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name: Alan R. Halpern
Title: Vice President

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

FRESH DAIRY DELIVERY, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

FRIENDLY’S ICE CREAM HOLDINGS CORP.,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

FRIENDLY’S MANUFACTURING & RETAIL, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

GARELICK FARMS, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

MAYFIELD DAIRY FARMS, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

MIDWEST ICE CREAM COMPANY, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

MODEL DAIRY, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

REITER DAIRY, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

SAMPSON VENTURES, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

SHENANDOAH’S PRIDE, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

SOUTHERN FOODS GROUP, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

SUIZA DAIRY GROUP, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

TUSCAN/LEHIGH DAIRIES, INC.,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC,
as a Guarantor

By:	/s/ Edgar DeGuia
Name: Edgar DeGuia
Title: Vice President & Treasurer

Dean Foods – Third Amendment to
[SIGNATURE PAGE]    Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

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Credit Agreement

AGFIRST FARM CREDIT BANK,
as Lender

By:	/s/ Neda K. Beal
Name: Neda K. Beal
Title: Vice President

Dean Foods – Third Amendment to
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AMERICAN AGCREDIT, PCA,
as a Lender

By:	/s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

Dean Foods – Third Amendment to
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BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Director

Dean Foods – Third Amendment to
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Bank of the West,
as Lender

By:	/s/ Nicholas Bourne
Name: Nicholas Bourne
Title: Director

Dean Foods – Third Amendment to
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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Bradford F. Scott
Name: Bradford F. Scott
Title: Senior Vice President

Dean Foods – Third Amendment to
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COBANK, ACB,
as Lender

By:	/s/ Zachary Carpenter
Name: Zachary Carpenter
Title: Vice President

Dean Foods – Third Amendment to
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COMPEER FINANCIAL, PCA,
as a Lender

By:	/s/ Lee Fuchs
Name: Lee Fuchs
Title: Director, Capital Markets

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COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By:	/s/ Bradley A. Pierce
Name: Bradley A. Pierce
Title: Executive Director

By:	/s/ Timothy J. Devane
Name: Timothy J. Devane
Title: Executive Director

Dean Foods – Third Amendment to
Credit Agreement

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director Capital Markets

Dean Foods – Third Amendment to
Credit Agreement

FARM CREDIT MID-AMERICA, PCA
F/K/A FARM CREDIT SERVICES OF MID-AMERICA,
as a Lender

By:	/s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title: Vice President Capital Markets

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FIFTH THIRD BANK

By:	/s/ Gregory L. Cannon
Name: Gregory L. Cannon
Title: Director

Dean Foods – Third Amendment to
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JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Authorized Signer

Dean Foods – Third Amendment to
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THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

Dean Foods – Third Amendment to
Credit Agreement

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Divyang Shah
Name: Divyang Shah
Title: Sr. Vice President

Dean Foods – Third Amendment to
Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Derek Miller
Name: Derek Miller
Title: Vice President

Dean Foods – Third Amendment to
Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

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FCS COMMERCIAL FINANCE GROUP, FOR AGCOUNTRY FARM CREDIT SERVICES, PCA (SUCCESSOR BY MERGER TO UNITED FCS, PCA, D/B/A FCS COMMERCIAL FINANCE GROUP),
as a Lender

By:	/s/ Eric Born
Name: Eric Born
Title: Vice President

Dean Foods – Third Amendment to
Credit Agreement